Seres Therapeutics Overview SER-109 ECOSPOR III top-line study results August 10, 2020 Exhibit 99.1

Forward Looking Statements Some of the statements in this presentation constitute “forward looking statements” under the Private Securities Litigation Reform Act of 1995, including, but not limited to, our development plans, potential approval of SER-109 by the FDA, the potential number of patients who could be treated by SER-109, the ability of SER-109 to transform the treatment of CDI, the potential requirements by the FDA for additional safety data, the promise and potential impact of any of our microbiome therapeutics or clinical trial data, the ability of our clinical trials and resulting data to support approval, the timing of clinical studies, and the potential benefits of Seres’ collaborations. Such statements are subject to important factors, risks and uncertainties, such as those discussed under the caption "Risk Factors" in the Company’s Quarterly Report on Form 10-Q filed on July 28, 2020, and its other filings with the SEC, that may cause actual results to differ materially from those expressed or implied by such forward looking statements. Any forward looking statements included herein represent our views as of today only. We may update these statements, but we disclaim any obligation to do so.

Seres Mission To transform the lives of patients worldwide with revolutionary microbiome therapeutics

SER-109 ECOSPOR III Phase 3 Top-line Study Results – Recurrent C. Difficile Infection

SER-109: First Ever Positive Pivotal Study For Targeted Microbiome Therapeutic Candidate Primary endpoint met with substantial efficacy benefit observed Favorable safety profile observed We believe study can serve as efficacy basis for BLA submission Highly stat. sig. reduction in CDI recurrence rate: 11.1%; p<0.001; 30.2% absolute deltaSER-109 vs. 41.3% placebo at 8 weeks SER-109 Number Needed to Treat (NNT) was approximately 3 No clinically meaningful imbalance in incidence of AEs between SER-109 and placebo arms SER-109 safety profile observed comparable to placebo Relative risk: 0.27 (95% CI=0.15 to 0.51) vs. placebo; superior to 0.833 bar communicated by FDA as threshold of potential for BLA submission with single study Potential to be a first-in-class therapy Seres to seek FDA Breakthrough Therapy Designation meeting as soon as possible to discuss path to SER-109 BLA submission

ECOSPOR III Phase 3 Study Primary endpoint: C. diff. recurrence, at up to 8 weeks SER-109 (n = 90) Multiply recurrent C. difficile patients (n=182) All subjects treated with standard of care antibiotics Placebo (n = 92) 0 weeks 8 weeks 24 weeks Safety follow-up to 24 weeks(1) Toxin testing to ensure inclusion of subjects with active rCDI, and for accuracy of endpoint Substantially higher dose vs. Phase 2 designed to result in greater and earlier microbiome restoration Placebo arm to provide valuable safety and efficacy data that cannot be obtained in open-label trials (1) 24-Week data has not yet been analyzed.

SER-109 Phase 3 Topline Efficacy Results Demonstrate Statistically Significant Delta Between SER-109 And Placebo SER-109 (n= 90) Placebo (n= 92) RR (95%CI) p-Value (p1/p2) n (%) n (%) Recurrence At 8 Weeks 10 (11.1) 38 (41.3) 0.27 (0.15, 0.51) <0.001 / <0.001 Primary efficacy endpoint results Highly statistically significant 30.2% absolute reduction in the rate of CDI recurrence compared to placebo Sustained clinical response rate (i.e., percentage of patients who remain free of CDI at 8 weeks): Sustained clinical response in 88.9% of SER-109 subjects vs. 58.7% of subjects in the placebo arm. Results across the age and antibiotic strata were similar to the overall top-line study results

ECOSPOR III Safety Results Display Favorable Safety Profile (1/2) MedDRA Preferred Term Number (%) of Subjects SER-109 (n= 90) Placebo (n= 92) At least one TEAE 83 (92.2) 84 (91.3) Flatulence 63 (70.0) 70 (76.1) Fatigue 53 (58.9) 58 (63.0) Abdominal pain 46 (51.1) 56 (60.9) Abdominal distension 49 (54.4) 49 (53.3) Decreased appetite 26 (28.9) 34 (37.0) Constipation 28 (31.1) 22 (23.9) Nausea 16 (17.8) 30 (32.6) Chills 21 (23.3) 22 (23.9) Diarrhoea 22 (24.4) 20 (21.7) Vomiting 3 (3.3) 10 (10.9) C. difficile colitis 1 (1.1) 7 (7.6) Urinary tract infection 6 (6.7) 1 (1.1) No treatment-related serious adverse events (SAEs) observed in the active arm

ECOSPOR III Safety Results Display Favorable Safety Profile (2/2)   SER-109 (n= 90) n (%)* Placebo (n= 92) n (%)* Any TEAE 83 (92.2) 84 (91.3) TEAEs Resulting in Premature Discontinuation through Week 8 0 2 (2.2) Treatment Related/Possibly Related TEAEs 46 (51.1) 48 (52.2) Treatment Emergent AESIs 1 (1.1) 1 (1.1) Serious TEAEs 7 (7.8) 15 (16.3) Deaths (see footnote) 2 (2.2) 0 Serious TEAEs or Deaths Related or Possibly Related to Drug  0 0 *n (%): # and percentage of subjects 3 deaths were reported on the study (SER-109 treatment arm). One subject died within first 8 weeks; two subjects had TEAEs with onset dates within first 8 weeks which proved fatal, counted above. 1 TEAE leading to death occurred post Week 8. Events were progression of glioblastoma,; fall with subdural hematoma on anticoagulation; afib w/ RVR, CHF and presumed sepsis. All evaluated as unrelated by investigators. Summary of Subjects with Treatment Emergent Adverse Events up to Week 8

Patient Demographics Characteristic SER-109 (n =90) Placebo (n =92) Total (n=182) Age (yrs) mean ± SD 65.8 ± 16.39 65.3 ± 16.75 65.5 ± 16.53 < 65 40 (44.4) 39 (42.4) 79 (43.4) >= 65 50 (55.6) 53 (57.6) 103 (56.6) Prior Antibiotic Regimen, n (%) vancomycin 65 (72.2) 68 (73.9) 133 (73.1) fidaxomicin 25 (27.8) 24 (26.1) 49 (26.9) Number of Previous CDI Episodes, n (%)   2 51 (56.7) 59 (64.1) 110 (60.4) 3 26 (28.9) 22 (23.9) 48 (26.4) 4 5 (5.6) 6 (6.5) 11 (6.0) >= 5 7 (7.8) 5 (5.4) 12 (6.6) Missing 1 (1.1) 0 1 (0.5) Sex, n (%) Male 28 (31.1) 45 (48.9) 73 (40.1) Female 62 (68.9) 47 (51.1) 109 (59.9) Race, n (%)    White 83 (92.2) 87 (94.6) 170 (93.4) Black 4 (4.4) 4 (4.3) 8 (4.4) Asian 1 (1.1) 0 (0.0) 1 (0.5) Other 2 (2.2) 1 (1.1) 3 (1.6) Ethnicity, n (%)   Hispanic 6 (6.7) 5 (5.4) 11 (6.0) Non-Hispanic 84 (93.3) 87 (94.6) 171 (94.0) Weight (kg) mean ± SD 74.27 ± 21.994 76.39 ± 21.527 75.34 ± 21.725 Height (cm) mean ± SD 165.93 ± 11.244 168.73 ± 10.078 167.34 ± 10.736

SER-109: Investigational, Spore-based Therapeutic Designed To Break The Cycle Of Recurrent C. Difficile Infection Strong clinical & scientific data Significant reduction in CDI recurrence rate observed in Phase 3 trial Spore-forming Firmicute bacteria prevent C. difficile germination and growth Oral formulation  Spores are resistant to gastric acid, facilitating oral delivery to gastrointestinal tract Favorable safety profile   Favorable tolerability & safety profile with no clinically-meaningful imbalance in adverse events Spore purification mitigates risk of transmission of known  and unknown infectious agents SER-109 Oral formulation of Firmicute bacteria spores FDA regulatory designations   Breakthrough designation Orphan drug status

Substantial Recurrent C. Difficile Infection Market Opportunity Infectious disease resulting in diarrhea, abdominal pain, fever and nausea Leading cause of hospital-acquired infection in the U.S. ~ 453K cases of primary CDI within the U.S. each year ~ 170K episodes per year (100K episodes of first recurrence; ~ 73K episodes of 2+ recurrences) Estimated ~ $5B in healthcare burden each year Source: * Desai et al., Epidemiological and economic burden of Clostridium difficile in the United States: estimates from a modeling approach, BMC Infectious Diseases (2016) 16:303; Guh AY et al. NEJM 2020 25% of primary C. difficile recur Over 20,000 deaths per year Preparations for commercialization are underway

Current CDI Treatment Options Are Suboptimal Primary C. difficile infection: Recurrence in 25% of patients within 1 to 3 weeks of antibiotic completion Bezlotoxumab recommended only for those at high-risk for recurrence  Recurrent infection: Retreatment with same drugs: lower efficacy observed Unapproved fecal microbiota transplant (FMT): Unproven efficacy due to lack of controlled clinical trials Safety risks including transmission of infectious agents In July 2020, the largest U.S. provider of FMT quarantined supply, and halted shipments “Escalator of recurrence” Risk increases to >40% McDonald Clin Infect Dis 2018; Wilcox NEJM 2017; Louie NEJM 2011; Hengel Open Forum Infect Dis 2020; Hota Clin Infect Dis 2017. None of these approaches address disease pathogenesis

FMT Safety Concerns Highlight The Need For Improved, FDA-approved Treatment Options For C. Difficile Infection In contrast to FMT, SER-109 is comprised of a highly purified consortia of spore-based bacteria manufactured under GMP conditions to ensure product quality and consistency Unique manufacturing process to inactivate potential pathogens Process inactivates many emerging potential pathogens where diagnostic assays may not yet be widely available, such as SARS-CoV-2

Broad Opportunities For Microbiome Therapeutic Candidates

Area	Program	Indication	Preclinical	Phase 1b	Phase 2b	Phase 3	Collaborators
Infectious Disease	SER-109	Recurrent *C. difficile*	Phase 3 Study				Nestlé Health Science
Infectious Disease	SER-155	Infection, Bacteremia & GvHD in HSCT for cancer (Rationally-designed, fermented)					Memorial Sloan Kettering Cancer Center; CARB-X
Inflammatory	SER-287	Ulcerative colitis	Phase 2b Study				Nestlé Health Science
Inflammatory	SER-301	Ulcerative colitis (Rationally-designed, fermented)					Nestlé Health Science
Oncology	SER-401	Metastatic melanoma in combination with anti-PD-1 MAb	Phase 1b				MD Anderson Cancer Center; Parker Institute
Oncology	Immuno-Oncology	Improve response to check-point therapies; potential synergies with AZ pipeline					AstraZeneca; Memorial Sloan Kettering Cancer Center

1. Collaboration with Nestlé Health Science, announced Jan. 11, 2016, regarding *C. difficile* and IBD programs for markets outside of North America
2. Collaboration with University of Texas MD Anderson Cancer Center and the Parker Institute for Cancer Immunotherapy, announced Nov. 14, 2017, regarding evaluation of microbiome therapies to improve the outcomes of cancer patients treated with immunotherapy. The Parker Institute is the IND application holder for SER-401.
3. Collaboration with AstraZeneca, announced Mar. 11, 2019, regarding advancing mechanistic understanding of the microbiome in augmenting the efficacy of cancer immunotherapy, including potential synergy with AstraZeneca compounds.

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SERES THERAPEUTICS™

SER-109 Data Validate Our Microbiome Therapeutic Approach, Presenting Opportunity In Multiple Additional Areas Deep understanding of the broad role of the microbiome in health: Resistance to pathogens Gut & systemic inflammation Innate & adaptive immunity Regulation of metabolism Novel field-leading drug discovery and development platform Option to pursue multiple diseases with high unmet need Infectious (e.g. Antibiotic resistant infections) Inflammatory (e.g. Crohn’s, RA) Oncology (e.g. tumor progression & bacteremia) Immune modulation & autoimmune disease Metabolic & Cardiovascular (e.g. NASH) Neurologic & CNS Disease Highly productive R&D engine pursing multiple promising potential opportunities

SER-287 and Ulcerative Colitis

Serious chronic condition characterized by inflammation of the colon and rectum resulting in abdominal pain, bowel urgency and diarrhea Significant need for improved therapies - Many drugs are immunosuppressive, limiting use to more severe patients ~700K in the United States Only ~1/3 achieve remission Ulcerative Colitis Overview

Microbiome therapeutics may drive therapeutic benefit May address drivers of inflammation, barrier integrity, innate immune activation, and adaptive immune education and cell trafficking Effector molecules may include short chain fatty acids, secondary bile acids, tryptophan metabolites, and TLR ligands Microbial consortia can likely target multiple pathways simultaneously Opportunity to develop both first-line and combination therapies Steroids Thiopurines / MTX Anti-TNFs JAK Inhibitors Anti IL12/23 Microbiome Anti-Integrins S1P1 Agonists Gut Lumen Lamina Propria Blood vessel Gut Epithelium The Dysbiotic Microbiome May Be A Trigger Of Inflammation In Ulcerative Colitis

DAILY Primary Objectives Safety and tolerability Change in composition of intestinal microbiome at 8 weeks (n=11) (n=15) (n=15) (n=17) Placebo pre-treatment for 6 days Placebo once daily for 8 weeks Vancomycin pre-treatment for 6 days SER-287 once daily for 8 weeks Placebo pre-treatment for 6 days SER-287 once weekly for 8 weeks Vancomycin pre-treatment for 6 days SER-287 once weekly for 8 weeks WEEKLY SER-287 Phase 1b Ulcerative Colitis Study 58 mild-to-moderate ulcerative colitis patients

Phase 1b Study Results – Statistically Significant Clinical Remission Improvement Observed In Vanco/SER-287 Daily Treatment Arm



% patients achieving remission
40%
30%
20%
10%
0%
p = 0.0237
0.0%
(0/11)
40.0%
(6/15)
13.3%
(2/15)
17.7%
(3/17)
Placebo pretreatment / Placebo
Vancomycin pretreatment / SER-287 daily
Placebo pretreatment / SER-287 weekly
Vancomycin pretreatment / SER-287 weekly

Remission = Total Modified Mayo score ≤ 2 AND endoscopic subscore ≤ 1
Note: Missing data treated as failure; statistical significance not found in SER-287 weekly arms

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SERES THERAPEUTICS™

Illustrative Endoscopy Improvement — Vanco/SER-287 Daily Treatment Pre-treatment endoscopy showing the sigmoid colon with spontaneous bleeding and ulceration Post-treatment day 64 endoscopy

SER-287 Phase 1b Safety Results Show Safety Profile Comparable To Placebo SER-287 daily arm demonstrated a similar safety profile to placebo No serious drug-related adverse events Reduced gastrointestinal adverse events provide an independent assessment of efficacy as the GI adverse events likely reflect ulcerative colitis disease activity SER-287 daily arm GI AEs: 2/15 (13.3%) vs. placebo arm: 5/11 (45.5%)

Phase 1b Study Results – SER-287 Bacteria Engrafted In Subjects And Was Durable To Four Weeks After Dosing Significant engraftment observed starting one week post-dosing Engraftment was significantly higher in arms with vancomycin pre-conditioning Engraftment in vancomycin arms was dose-dependent; significantly greater in daily dosing arm (arm with greatest efficacy) Henn et al. (in review)

Ongoing SER-287 ECO-RESET Phase 2b study in patients with mild-to-moderate active ulcerative colitis



10-week induction period
Mild to moderate UC patients with active disease N=201
Pbo pre-treat
Placebo
Vanco pre-treat
SER-287 daily high dose
Vanco pre-treat
SER-287 daily high dose followed by step down dose
26-week exploratory maintenance follow-up

- FDA Fast Track designation
- FDA feedback: Phase 2b study results, in conjunction with data from a second pivotal study, could support BLA submission
- As of May 1, 2020, ~60% enrolled based on 201 patient target size
  - Seres is evaluating potential SER-287 study design modifications with the goal of obtaining high quality, clinically interpretable study results

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SERES THERAPEUTICS™

Earlier stage development programs: SER-401, SER-301, SER-155

Gopalakrishnan et al, Science 2017 SER-401 composition driven by bacteria consistent with responder profile Comprised entirely of spore formers; leverages Seres’ deep expertise in biology and manufacturing Immuno-oncology - Microbiome Signature In Melanoma Patient Responder To Anti-pd-1

Ongoing SER-401 Phase 1b Study

SER-401; biologically sourced product to match microbiome signature of anti-PD-1 responders (n=20)

Placebo (n=10)

Patients with metastatic melanoma treated with anti-PD-1 (nivolumab)

Study Objectives

- Primary endpoint = safety and tolerability
- All patients = CT scans with RECIST week 12
- Secondary endpoints = engraftment, response and correlative studies (immune correlates in blood and tumor, metabolites)



Day -14
Day -7
Day 0
Day +7
Day +14
Day +28
Day +56
Day +84
SER-401 / Placebo
Daily dosing
Biospecimens:
Blood
Stool
Biopsy

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Additional study arm may be added including fecal microbiota obtained from responders

SERES THERAPEUTICS

SER-301: Next-generation, Rationally Designed Fermented Microbiome Therapeutic Candidate For Ulcerative Colitis Reduce induction of pro-inflammatory activity Improve epithelial barrier integrity & TNF-α driven inflammation in IECs Modulate UC-relevant anti-inflammatory, innate & adaptive immune pathways Activities to initiate clinical development ongoing; Human Research Ethics Committee approval in Australia

SER-155: Rationally-designed, fermented microbiome therapeutic candidate for infection, bacteremia & GvHD

- Decrease infection by antibiotic resistant bacteria in the gastrointestinal tract that lead to bacteremia
- Enhance epithelial barrier integrity to prevent bacterial translocation to the blood stream
- Modulate local and systemic immunomodulatory responses to decrease graft versus host disease
- Collaboration with:

Memorial Sloan Kettering Cancer Center | CARB-X Combating Antibiotic-Resistant Bacteria

Catalyzes changes in the microbiome & microbe-derived metabolites to prevent bacteremia


Intestinal epithelial barrier damage enables translocation and infection
Antibiotic
Translocation
Epithelial barrier compromise
Basal TLRs
Antibiotic resistant pathogens can dominate the GI microbiome
Compromised epithelial layer with thin mucus layer

- ***Lead candidate nominated***
- ***U.S. regulatory submission in process***

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SERES THERAPEUTICS™

Differentiated CMC Capabilities Cell banking & inoculum Drug substance Drug product Quality control Seres in-house GMP manufacturing and quality control capabilities Specialized, dedicated facilities addressing FDA and EMA guidance on manufacturing with spore-forming organisms Integrated manufacturing capabilities including Quality Control and Quality Assurance for Seres’ products

End-to-End GMP Manufacturing Lead Optimization & Bioprocess Hit-to-Lead Identification In-house Research Engine Enable Efficient Early Discovery Through Manufacturing Clinical sample biorepository Microbiome Biomarker Discovery Consortia Design Pharmacological Properties Validation Orally-delivered formulation World-class collaborations Proprietary genomic & metabolomic analytics Advanced fermentation & drug formulations Donor-derived & multi-strain fermentation Anaerobic, spore & lyophilized technologies Late clinical stage drug release assays Broad strain library & culturing know-how Genomic & host function screening In-silico drug design for functional targets Ex vivo & in vivo disease modeling Disease Target Identification

Broad IP portfolio and potential for regulatory exclusivity POTENTIAL BIOSIMILAR REGULATORY EXCLUSIVITY years for new biological composition 12 Have obtained issued patents in the US, demonstrating that rationally designed ecologies of spores and microbes are patentable Portfolio includes composition of matter and method claims, including option to license foundational IP from MD Anderson related to the use of bacteria in combination with checkpoint inhibitors. Portfolio also includes exclusive licenses to Memorial Sloan Kettering Cancer Center IP related to use of bacteria to treat gastrointestinal disorders and cancer relapse. Issued claims related to SER-109/ C. difficile & SER-287 / ulcerative colitis lead candidates extend through 2033 13 Issued US Patents obtained Families of Applications 21 Nationalized 15 Pending Provisionals 1 years for new drug 10

Seres: The Leading Microbiome Company Scientifically-based, targeted discovery platform Platform SER-109 Positive ECOSPOR III Phase 3 study results expected to serve as efficacy basis to support BLA; plan to meet with FDA to discuss filing SER-287 for Ulcerative colitis in Phase 2b SER-401 for Metastatic melanoma in Phase 1b Two additional rationally-designed fermented composition programs (SER-301 & SER-155) approaching clinic Poised For Growth Plans to capitalize on broad, foundational portfolio of IP and know-how R&D Multiple, earlier-stage programs under consideration as new development opportunities Pipeline Only Microbiome Company With Clinically Validated Platform